Exhibit 10.17

EXECUTION COPY

AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of July 22, 2009, is by and among BECKMAN COULTER FINANCE COMPANY LLC, a Delaware limited liability company (the “Seller”), BECKMAN COULTER, INC., a Delaware corporation (the “Servicer”), the financial institutions party hereto (the “Financial Institutions”), PARK AVENUE RECEIVABLES COMPANY, LLC (“PARCO”, and together with the Financial Institutions, the “Purchasers”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Purchasers (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement defined below.

WHEREAS, the Seller, the Servicer, the Purchasers and the Administrative Agent are parties to that certain Receivables Purchase Agreement dated as of October 31, 2007, as amended by that certain Omnibus Amendment dated as of February 6, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, the parties to the Purchase Agreement hereto have agreed to amend the Purchase Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Amendments to the Purchase Agreement.  Effective as of the date hereof, and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:

a.      The last sentence of Section 7.l(d) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Unless either (i) an Amortization Event shall have occurred and be continuing at the time any such audit is requested by the Administrative Agent, or (ii) the audits previously conducted at the expense of the Seller and the Servicer during such calendar year have not produced audit results reasonably satisfactory to the Administrative Agent, neither Seller nor Servicer shall be required to reimburse the Administrative Agent or any of the Purchasers for the costs or expenses in respect of more than one audit by a third party accounting or auditing firm engaged by the Administrative Agent during any calendar year.”

2.        Conditions Precedent.  This Amendment shall become effective as of the date above written upon the Administrative Agent’s receipt of five (5) copies of this Amendment duly executed by the parties hereto.

3.        Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants that:

a.        This Amendment and the Purchase Agreement, as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.

b.        Upon the effectiveness of this Amendment and after giving effect hereto, the representations and warranties of each such party, respectively, set forth in Article V of the Purchase Agreement are true and correct in all material respects as of the date hereof.

c.        The Seller hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Amortization Event or Potential Amortization Event.

4.        Reference to and Effect on the Purchase Agreement.

a.        From and after the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Purchase Agreement and its amendments, as amended hereby.

b.        The Purchase Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

c.        Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers or the Administrative Agent, nor constitute a waiver of any provision of the Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.        Governing Law.  This Amendment and the obligations arising hereunder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflicts of law principles).

6.        Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.        Counterparts; Facsimile Signatures.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

BECKMAN COULTER FINANCE COMPANY,
LLC, as Seller

By:	/s/ Roger Plotkin
Name: Roger Plotkin
Title: President

BECKMAN COULTER, INC., as Servicer

By:	/s/ Roger Plotkin
Name: Roger Plotkin
Title: Vice President & Treasurer

Signature Page to

Amendment No. 4 to

Receivables Purchase Agreement

PARK AVENUE RECEIVABLES COMPANY, LLC

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Adam J. Klimek
Name: Adam J. Klimek
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Administrative Agent

By:	/s/ Adam J. Klimek
Name: Adam J. Klimek
Title: Vice President

Signature Page to

Amendment No. 4 to

Receivables Purchase Agreement